SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2002

Partners Trust Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Federal 001-31277 75-2993918
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)

233 Genesee Street, Utica, New York 13501
(Address of principal executive offices)

Registrant's telephone number, including area code: (315) 768-3000

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

On December 13, 2002, Partners Trust Financial Group, Inc. issued a press release announcing the receipt of required regulatory approvals to acquire Herkimer Trust Corporation, Inc. and its wholly owned subsidiary, The Herkimer County Trust Company. That press release is filed as Exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit

No. Description

99.1 Press release, dated December 13, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS TRUST FINANCIAL GROUP, INC.
 (Registrant)

/s/ John A. Zawadzki

John A. Zawadzki

President and Chief Executive Officer

Date: December 17, 2002

EXHIBIT INDEX

Exhibit

No. Description

99.1 Press release, dated December 13, 2002